EXHIBIT 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 2012 (this “Amendment”), is entered into by and between Summit Midstream Holdings, LLC (the “Borrower”), and The Royal Bank of Scotland plc (“RBS”), as the Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
RECITALS

WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of May 7, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 3, 2012, and as the same may from time to time be amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, RBS, as the Collateral Agent, RBS and Bank of America, N.A. as Issuing Banks, the lenders party thereto (the “Lenders”), and the other agents party thereto;
WHEREAS, pursuant to Section 9.08(d) of the Credit Agreement, Borrower and the Administrative Agent may amend the Credit Agreement without Lender consent in order to cure an ambiguity, omission, mistake or defect; and
WHEREAS, in connection with the consummation of the MLP Conversion, Borrower and the Administrative Agent desire to amend the Credit Agreement on the terms and conditions set forth herein to cure certain defects.
NOW, THEREFORE, in consideration of the promises and covenants set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendment

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order therein:
“MLP Entity” means Summit Midstream Partners, LP, a Delaware limited partnership.
(b)    The proviso in the definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“provided, that, at any time after any MLP Conversion has occurred (and so long as the resulting Master Limited Partnership shall continue to exist), the term “Change in Control” shall mean the occurrence of clauses (b), (c) or (d) above or any of the following: (i) a majority of the seats (other than vacant seats) on the board of directors of Summit Midstream GP, LLC shall at any time be occupied by Persons who were not appointed by the Sponsor or a Permitted Holder, (ii) any Person or group (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), other than any combination of the Permitted Holders (or a single Permitted Holder), shall own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and any combination of the Permitted Holders (including a single Permitted Holder) own beneficially (as defined above), directly or indirectly, a smaller percentage of such ordinary voting power at such time than the Equity Interests owned by such other Person or group, (iii) the Permitted Holders shall fail to own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Restatement Date), directly or indirectly, in the aggregate Equity Interests representing more than 50% of (A) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Summit Midstream GP, LLC or (B) the economic interest represented by the issued and outstanding Equity Interests of Summit Midstream GP, LLC, or (iv) (1) the Permitted Holders shall cease to directly or indirectly own and control, of record and beneficially more than 50% of the issued and outstanding general partner interests in Summit Midstream GP, LLC, or (2) Summit Midstream GP, LLC shall cease to be the General Partner.”
(c)    The definition of “General Partner” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “Borrower” therein, and replacing it with the words “MLP Entity”.
(d)    Section 5.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    within 120 days after the end of each fiscal year, (i) a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the MLP Entity (which shall include the financial positions of the Borrower and its Restricted Subsidiaries) as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, all audited by independent accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the MLP Entity, the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP, or (ii) at all times after the MLP Conversion has occurred (and so long as the resulting Master Limited Partnership shall continue to exist), the MLP Entity’s Form 10-K in respect of such fiscal year, as filed with the SEC;”

(e)    Section 5.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b)    within 60 days after the end of each of the first three fiscal quarters of each fiscal year, (ii) an unaudited consolidated balance sheet and related statements of operations and cash flows showing the financial position of the MLP Entity (which shall include the financial positions of the Borrower and its Restricted Subsidiaries) as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all certified by a Financial Officer, on behalf of the MLP Entity, to the best of the MLP Entity’s knowledge, as fairly presenting, in all material respects, the financial position and results of operations of the MLP Entity, the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes), or (ii) at all times after the MLP Conversion has occurred (and so long as the resulting Master Limited Partnership shall continue to exist), the MLP Entity’s Form 10-Q in respect of such fiscal quarter, as filed with the SEC;”
(f)    Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Section 5.12    Post-Closing Conditions. The Borrower shall deliver to the Administrative Agent within 270 days after the Restatement Date (i) either (A) a consent of the fee owner of the Real Property underlying the Gathering Station identified on Schedule 1.01 to GRG’s encumbering of such Real Property with a Mortgage or (B) evidence of the acquisition of a fee interest in such Real Property by Encana Oil & Gas (USA) Inc., and (ii) a Mortgage or amendment to Mortgage granting to the Collateral Agent a first priority Lien in such Real Property, subject only to Permitted Real Property Liens.”
Section 2.    Effectiveness
This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the “Second Amendment Effective Date”): (a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, and (b) the Borrower shall have paid all fees and expenses then due and payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 3 hereof.
Section 3.    Fees and Expenses

The Borrower agrees to pay on demand in accordance with the terms of Section 9.05(iii) of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation of this Amendment.

Section 4.    Effect of this Amendment

(a)    This Amendment shall be construed as an amendment to the Credit Agreement and shall be administered and applied in accordance with the terms and provisions thereof.
(b)    Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.
(c)    The amendment set forth herein is limited strictly to its terms, and shall not operate as a modification or waiver of any right, power or remedy of the Lenders, the Borrower, the Administrative Agent or any other Person under the Credit Agreement or any other Loan Document, nor constitute a modification or waiver of any other provision of the Credit Agreement or any other Loan Document.
(d)    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
Section 5.    Representations and Warranties
The Borrower hereby represents and warrants that, as of the Second Amendment Effective Date (and after giving effect to this Amendment): (a) the representations and warranties contained in Article III of the Credit Agreement shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing.
Section 6    Miscellaneous
(a)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)    This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2 hereof. Delivery of an executed counterpart to this Amendment by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.
(c)    In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(d)    The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.
(e)    This Amendment is a Loan Document.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

SUMMIT MIDSTREAM HOLDINGS, LLC,
as the Borrower

By:    Summit Midstream Partners, LLC, its sole     member

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

S-1
[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as the Administrative Agent

By: /s/ Stuart Gibson
Name: Stuart Gibson
Title: Authorised Signatory

S-2
[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

DFW MIDSTREAM SERVICES LLC

By:    Summit Midstream Partners, LLC,
    its Managing Member

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

SUMMIT MIDSTREAM PARTNERS, LLC

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

DFW MIDSTREAM MANAGEMENT, LLC
By:    Summit Midstream Partners, LLC,
    its Managing Member
By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

GRAND RIVER GATHERING, LLC

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

SUMMIT MIDSTREAM PARTNERS, LP
By:    Summit Midstream GP, LLC,
    its General Partner

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President, CFO

S-3
[Signature Page to Second Amendment to Amended and Restated Credit Agreement]